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                                                                EXHIBIT 10.25(c)

                               KEMPER CORPORATION
                               GUARANTY AGREEMENT

     WHEREAS, Kemper Asset Holdings, Inc., a Delaware corporation ("Debtor"), has applied to the Banks (as hereinafter defined) for the issuance of letters of credit from time to time on behalf of the Debtor under the terms set forth in that certain Letter of Credit Agreement dated as of January 26, 1995, among the Banks party thereto, the Debtor and The Bank of New York, as Administrative Agent and as Issuing Bank (the "Credit Agreement");

     WHEREAS, as a condition to issuing the letters of credit, the Administrative Agent, the Issuing Bank and the Banks have required that the Debtor provide the Administrative Agent, the Issuing Bank and the Banks with this Guaranty Agreement executed by Guarantor (as hereinafter defined) (this "Guaranty") pursuant to which Guarantor guaranties to pay to the Banks amounts owed by Debtor pursuant to the terms of the Credit Documents to which it is a party; and

     WHEREAS, the execution and delivery of the Credit Agreement and the issuance of the Letters of Credit will directly benefit the Guarantor;

     NOW, THEREFORE, FOR VALUE RECEIVED and in consideration of the issuance of the Letter of Credit by the Issuing Bank and the participations therein by the Banks (as defined in the Credit Agreement), from time to time, KEMPER CORPORATION, a Delaware corporation (hereinafter designated the "Guarantor"), hereby guarantees the full and prompt payment to the Administrative Agent, the Issuing Bank and the Banks when due and at all times thereafter of any and all indebtedness, fees, expenses, obligations and liabilities of every kind and nature of the Debtor to any Bank, the Issuing Bank or the Administrative Agent arising out of or in connection with the Credit Documents (such term and other terms used herein which are defined in the Credit Documents having the meanings set forth therein), howsoever evidenced, whether now existing or hereafter created or arising, whether direct or indirect, absolute or contingent, joint or several, or joint and several and howsoever owned, held or acquired, whether through direct loan or as collateral, or otherwise (hereinafter all such indebtedness, obligations and liabilities being collectively referred to as the "Guaranteed Indebtedness"); and the Guarantor further agrees to pay all expenses, legal and/or otherwise (including court costs and reasonable





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attorneys' fees), paid or incurred by the Administrative Agent, the Issuing
Bank and any Bank in endeavoring to collect the Guaranteed Indebtedness, or any part thereof, and in enforcing this Guaranty.

1.  LIABILITY ABSOLUTE AND UNCONDITIONAL.

     1.1. This Guaranty shall be a continuing, absolute, irrevocable and unconditional Guaranty, and shall remain in full force and effect until any and all of the Guaranteed Indebtedness shall be fully paid in cash. The liability of the Guarantor hereunder shall in no way be affected or impaired by (and the Banks, the Administrative Agent and the Issuing Bank are hereby expressly authorized to make from time to time, without notice to or consent of anyone) any sale, pledge, surrender, compromise, settlement, release, renewal, change in, modification or other disposition of any of the Guaranteed Indebtedness, either express or implied, or of any contract or contracts evidencing any thereof, or of any security or collateral therefor. The liability of the Guarantor hereunder shall also in no way be affected or impaired by any acceptance by any Bank, the Administrative Agent or the Issuing Bank of any security for or other guarantors upon any of the Guaranteed Indebtedness, or by any failure or omission on the part of any Bank, the Administrative Agent or the Issuing Bank to realize upon or protect any of the Guaranteed Indebtedness, or any collateral or security or other guaranty therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or Property of the Debtor, possessed by any Bank, the Administrative Agent or the Issuing Bank toward the liquidation of the Guaranteed Indebtedness, or by any application of payments or credits thereon. The Issuing Bank or the Banks, as the case may be, shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Guaranteed Indebtedness, or any part thereof. In order to hold the Guarantor liable hereunder, there shall be no obligation on the part of any Bank, the Administrative Agent or the Issuing Bank, at any time, to resort for payment to the Debtor or to any other guaranty, or to any other person or corporation, other properties or estate, or resort to any collateral, security, property, liens or other rights or remedies whatsoever and the Banks, the Administrative Agent and the Issuing Bank shall have the right to enforce this Guaranty irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.





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     1.2.  All diligence in collection or protection, and all presentment, demand, protest and/or notice, as to any and everyone, whether or not the Debtor or the Guarantor or others, of dishonor and of default and of non-payment and of the creation and existence of any and all of the Guaranteed Indebtedness, and of any security and collateral therefor, and of the acceptance of this Guaranty, and of any and all extensions of credit and indulgence, are expressly waived.

2.  REPRESENTATIONS AND WARRANTIES.

     2.1. Incorporation of Representations and Warranties by Reference. The Guarantor hereby makes, as of the date hereof, to the Banks, the Administrative Agent and the Issuing Bank the same representations and warranties as are set forth by it in the Long Term Facility and the Short Term Facility, which representations and warranties, as well as the related defined terms contained therein, are hereby incorporated herein by reference for the benefit of the Banks, the Administrative Agent and the Issuing Bank with the same effect as if each and every such representation and warranty and defined term were set forth herein in its entirety and were made as of the date hereof. No amendment to such representations and warranties or defined terms made pursuant to the Long Term Facility or the Short Term Facility shall be effective to amend such representations and warranties and defined terms as incorporated by reference herein without the prior written consent of the Administrative Agent, the Issuing Bank and the Banks.

     2.2. Authorization; Enforceability; Required Consents; Absence of Conflicts. The Guarantor has the power, and has taken all necessary action (including any necessary stockholder action) to authorize, execute, deliver and perform in accordance with its terms this Guaranty. This Guaranty has been duly executed and delivered by the Guarantor and is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity. The execution, delivery and performance in accordance with its terms by the Guarantor of this Guaranty, do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any other consent or approval of any Subsidiary of the Guarantor





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or any consent or approval of the Stockholders of the Guarantor or any
Subsidiary of the Guarantor, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect, or, in the case of any Subsidiary of the Guarantor other than a Restricted Subsidiary (as defined in the Long Term Facility), Governmental Approvals or other consents or approvals the lack of which, alone or in the aggregate, would not have a Materially Adverse Effect on the Guarantor and the Restricted Subsidiaries, taken as a whole, or on the Guarantor's ability to perform its obligations hereunder or (b) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of the Guarantor or any Restricted Subsidiary under (i) any Contract to which the Guarantor or any Restricted Subsidiary is a party or by which the Guarantor or any Restricted Subsidiary or any of their respective properties may be bound except for any Contract the violation of which, or the existence of a default under, would not, alone or in the aggregate, have a Materially Adverse Effect on the Guarantor and the Restricted Subsidiaries taken as a whole or on the ability of the Guarantor to perform its obligations hereunder or (ii) any Applicable Law.

     2.3. Since December 31, 1993, there has been no change with respect to the Guarantor and its Subsidiaries taken as a whole that has had or can reasonably be expected to have a Materially Adverse Effect on (a) the Guarantor or (b) this Guaranty.

     2.4. The Guarantor, directly or indirectly, owns 100% of the outstanding Capital Securities of the Debtor.

3.  COVENANTS.

     3.1. Incorporation by Reference-Long Term Facility Covenants. From and after the date hereof and so long as any amount may be drawn under any Letter of Credit, and thereafter so long as any amounts remain outstanding, or Reimbursement Obligations remain unfulfilled under the Credit Agreement, except to the extent compliance in any case or cases is waived in writing by the Issuing Bank, the Administrative Agent and the Banks, the Guarantor agrees that it will, for the benefit of the Issuing Bank, the Administrative Agent and the Banks, comply with, abide by, and be restricted by all the agreements, covenants, obligations and undertakings





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contained in the provisions of Articles 4 and 5 of the Long Term Facility, regardless of whether any Indebtedness is now or hereafter remains outstanding under the Long Term Facility or the Long Term Facility shall have terminated, all of which provisions, together with the related definitions, exhibits and ancillary provisions, are incorporated herein by reference, mutatis mutandis, and made a part hereof to the same extent and with the same force and effect as if the same had been herein set forth in their entirety, and will be deemed to continue in effect for the benefit of the Issuing Bank, the Administrative Agent and the Banks irrespective of whether the Long Term Facility remains in effect, and without regard or giving effect to any amendment or modification to such provisions or any waiver of compliance therewith, no such amendment, modification or waiver to in any manner constitute an amendment, modification or waiver of the provisions thereof as incorporated herein unless consented to in writing by the Administrative Agent, the Issuing Bank and the Banks; provided that all information required to be provided to the Banks in said provisions shall be provided to the Administrative Agent, the Issuing Bank and the Banks, provided further that said provisions as incorporated herein and made a part hereof shall be amended in the following respects:

     (i) the terms "Bank" or "Banks" appearing in said provisions shall mean and refer to the Issuing Bank and the Banks;

     (ii) the term "Borrower" appearing in said provisions shall mean and refer to the Guarantor;

     (iii) the terms "Event of Default" and "Default" appearing in said provisions shall mean and refer to an Event of Default and Default, respectively, as defined in the Credit Agreement; and

     (iv) the term "this Agreement" appearing in said provisions shall mean and refer to this Guaranty.

     Other than as hereinabove amended, any terms contained in the provisions of the Long Term Facility incorporated herein which are defined in the Long Term Facility shall have the same meaning herein as in the Long Term Facility.





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     3.2.  Incorporation by Reference-Short Term Facility Covenants.  From and
after the date hereof and so long as any amount may be drawn under any Letter of Credit, and thereafter so long as any amounts remain outstanding or Reimbursement Obligations remain unfulfilled under the Credit Agreement, except to the extent compliance in any case or cases is waived in writing by the Issuing Bank, the Administrative Agent and the Banks, the Guarantor agrees that it will, for the benefit of the Issuing Bank, the Administrative Agent and the Banks, comply with, abide by, and be restricted by all the agreements, covenants, obligations and undertakings contained in the provisions of Articles 4 and 5 of the Short Term Facility, regardless of whether any Indebtedness is now or hereafter remains outstanding under the Short Term Facility or the Short Term Facility shall have terminated, all of which provisions, together with the related definitions, exhibits and ancillary provisions, are incorporated herein by reference, mutatis mutandis, and made a part hereof to the same extent and with the same force and effect as if the same had been herein set forth in their entirety, and will be deemed to continue in effect for the benefit of the Issuing Bank, the Administrative Agent and the Banks irrespective of whether the Short Term Facility remains in effect, and without regard or giving effect to any amendment or modification to such provisions or any waiver of compliance therewith, no such amendment, modification or waiver to in any manner constitute an amendment, modification or waiver of the provisions thereof as incorporated herein unless consented to in writing by the Administrative Agent, the Issuing Bank and the Banks; provided that all information required to be provided to the Banks in said provisions shall be provided to the Administrative Agent, the Issuing Bank and the Banks, provided further that said provisions as incorporated herein and made a part hereof shall be amended in the following respects:

     (i) the terms "Bank" or "Banks" appearing in said provisions shall mean and refer to the Issuing Bank and the Banks;

     (ii) the term "Borrower" appearing in said provisions shall mean and refer to the Guarantor;

     (iii) the terms "Event of Default" and "Default" appearing in said provisions shall mean and refer to an Event of Default and Default, respectively, as defined in the Credit Agreement; and





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     (iv)  the term "this Agreement" appearing in said provisions shall mean and refer to this Guaranty.

     Other than as hereinabove amended, any terms contained in the provisions of the Short Term Facility incorporated herein which are defined in the Short Term Facility shall have the same meaning herein as in the Short Term Facility.

4.  MISCELLANEOUS.

     4.1. Any provision of this Guaranty may be amended or modified and compliance with any of its terms may be waived either retroactively or prospectively if, and only if, an instrument is executed in writing by the Guarantor and the Administrative Agent, the Issuing Bank and the Banks.

     4.2. The payment by the Guarantor of any amount pursuant to this Guaranty shall not in any way entitle the Guarantor to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Guaranteed Indebtedness of the Debtor or any proceeds thereof or any security therefor unless and until the full amount owing to the Banks, the Issuing Bank and the Administrative Agent on the Guaranteed Indebtedness has been fully paid in immediately available funds. No act of commission or omission of any kind, or at any time, upon the part of the Administrative Agent, the Issuing Bank and the Banks in respect of any matter whatsoever, shall in any way affect or impair this Guaranty.

     4.3. In the case of the occurrence of an Event of Default under Section 7.1(h) or 7.1(i) of the Credit Agreement, all of the Guaranteed Indebtedness then existing shall immediately become due and accrued and payable from the Guarantor.

     4.4. The Issuing Bank and the Banks may, without any notice whatsoever to anyone, sell, assign, or transfer all of the Guaranteed Indebtedness, or any part thereof, or grant participations therein, and in that event each and every immediate and successive assignee, transferee, or holder of or participant in all or any part of the Guaranteed Indebtedness, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, holder or participant, as fully as if such assignee, transferee, holder or participant were herein by name specifically given such rights, powers and benefits; but each of the





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Issuing Bank and the Banks shall have an unimpaired right to enforce this
Guaranty for the benefit of the Issuing Bank or such Bank or any such participant, as to such of the Guaranteed Indebtedness that it has not sold, assigned or transferred.

     4.5. If any payment applied by the Administrative Agent, the Issuing Bank or the Banks to the Guaranteed Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Debtor or any other obligor), the Guaranteed Indebtedness to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such of the Guaranteed Indebtedness as fully as if such application had never been made.

     4.6. The obligations of the Guarantor hereunder shall be absolute and unconditional under all circumstances, irrespective of the validity or the enforceability of the Guaranteed Indebtedness, irrespective of any present or future law of any government or of any agency thereof purporting to reduce, amend or otherwise affect any of the Guaranteed Indebtedness, and irrespective of any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Debtor or the Guarantor.

     4.7. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be released or otherwise changed except by a writing signed by the Administrative Agent, the Issuing Bank and the Banks. Section headings used in this Guaranty are for convenience of reference only and are not part of this Guaranty for any other purpose.

     4.8. All notices or other communications given hereunder by the Administrative Agent, the Issuing Bank or any Bank to the Guarantor shall be addressed to the Guarantor at Attention: Kathleen A. Gallichio, General Counsel, Kemper Corporation, One Kemper Drive C-3, Long Grove, Illinois 60049 or to such other address as the Guarantor shall designate by notice in writing to the Administrative Agent, the Issuing Bank or the Banks. Any such notice or other communication shall be effective only upon receipt thereof by the Guarantor.





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     4.9.  This Guaranty and every part hereof, shall be binding upon the
Guarantor, and upon the legal representatives, successors and assigns of the Guarantor, and shall inure to the benefit of the Administrative Agent, the Issuing Bank and the Banks, their successors, legal representatives and assigns. The Guarantor shall not assign any of its rights hereunder or delegate any of its duties hereunder without the prior written consent of the Administrative Agent, the Issuing Bank and the Banks.

     4.10. This Guaranty shall be governed by and construed according to the laws of the State of New York, in which State it shall be performed by the Guarantor. All payments to be made by the Guarantor hereunder shall be made in U.S. dollars at the principal office of the Administrative Agent (or at such other place for the account of the Administrative Agent, the Issuing Bank or the Banks as they may from time to time specify to the Guarantor) in immediately available and freely transferable funds at the place of payment, all such payments to be paid without setoff, counterclaim or reduction and without deduction for, and free from, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholding or liabilities with respect thereto or any restrictions or conditions of any nature. If the Guarantor is required by law to make any deduction or withholding on account of any tax or other withholding or deduction from any sum payable by the Guarantor hereunder, the Guarantor shall pay any such tax or other withholding or deduction and shall pay such additional amount necessary to ensure that, after making any payment, deduction or withholding, the Banks shall receive and retain (free of any liability in respect of any such payment, deduction or withholding) a net sum equal to what it would have received and so retained hereunder had no such deduction, withholding or payment been required to have been made.

     4.11. The Guarantor hereby submits to the nonexclusive jurisdiction of any United States District Court located in New York, New York and of any New York State court sitting in New York, New York for purposes of all legal proceedings arising out of or relating to this Guaranty, the other Credit Documents or the transactions contemplated hereby or thereby. The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Guarantor hereby irrevocably waives any and all right to trial





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by jury in any legal proceeding arising out of or relating to any Credit
Document or the transactions contemplated thereby.

     4.12. This Guaranty and the other Credit Documents constitute the entire understanding of the parties thereto with respect to the subject matter thereof and any prior or contemporaneous agreements, whether written or oral, with respect thereto are superseded thereby.

     4.13. This Guaranty and every part hereof shall be effective upon delivery to the Administrative Agent, on behalf of the Issuing Bank and the Banks, without further act, condition or acceptance by the Administrative Agent, the Banks, or the Issuing Bank, shall be binding on the Guarantor, and upon successors and assigns of the Guarantor, and shall inure to the benefit of the Administrative Agent, the Banks and the Issuing Bank, and their successors and assigns. The Guarantor waives notice of the acceptance hereof by the Administrative Agent, the Banks and the Issuing Bank.

     4.14. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default, each Bank, the Issuing Bank, the Administrative Agent and each subsequent holder of any Guaranteed Obligation is hereby authorized by the Guarantor at any time or from time to time, without notice to the Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts, and in whatever currency denominated) and any other indebtedness at any time held or owing by the Bank, the Issuing Bank, the Administrative Agent or that subsequent holder to or for the credit or the account of the Guarantor, whether or not matured, against and on account of the obligations and liabilities of the Guarantor to the Bank, the Administrative Agent, the Issuing Bank or that subsequent holder hereunder, including, but not limited to, all claims of any nature or description arising out of or connection with this Guaranty, irrespective of whether or not that Bank, the Administrative Agent, the Issuing Bank or that subsequent holder shall have made any demand hereunder.





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SIGNED AND DELIVERED by the Guarantor, as of the 26th day of January, 1995.
THE GUARANTOR ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS GUARANTY AS OF THE TIME OF EXECUTION.



                                        Kemper Corporation


                                       By /s/ John W. Burns
                                          --------------------------------

                                       Its Treasurer
                                          --------------------------------


ADDRESS:  One Kemper Drive, C-3
          Long Grove, Illinois  60049





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